UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5262

MFS SERIES TRUST VIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2015

MFS® GLOBAL GROWTH FUND

WGF-ANN

MFS® GLOBAL GROWTH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The global economy remains vulnerable as central banks continue to play a major role in supporting growth.

Even the resilient U.S. economy has had slower growth, as a strong U.S. dollar and weak overseas markets have hurt exporters. However, robust consumer demand and a recovering housing market have aided the domestic economy, fueled by cheap gasoline and an improving labor market.

China’s transition to a consumer-based, slower-growth economy has weighed on many commodity-exporting nations. And concerns about weakness in China have eroded investor and business confidence around the world. Meanwhile, rising geopolitical concerns will weigh on the eurozone, which is still reliant on the European Central Bank’s support.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

December 15, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	3.2%
Accenture PLC, “A”	3.1%
Visa, Inc., “A”	2.6%
LVMH Moet Hennessy Louis Vuitton S.A.	2.3%
Danone S.A.	2.1%
Nestle S.A.	2.1%
Thermo Fisher Scientific, Inc.	2.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.0%
Mead Johnson Nutrition Co., “A”	1.8%
Ecolab, Inc.	1.8%

Equity sectors
Consumer Staples	17.1%
Technology	14.2%
Special Products & Services	13.5%
Retailing	12.4%
Industrial Goods & Services	9.3%
Financial Services	8.6%
Health Care	8.2%
Basic Materials	8.1%
Leisure	5.4%
Autos & Housing	1.2%
Energy	1.1%

Issuer country weightings (x)
United States	57.4%
United Kingdom	11.1%
France	8.1%
Switzerland	6.4%
China	3.7%
Germany	2.2%
Taiwan	2.0%
Brazil	1.7%
Denmark	1.7%
Other Countries	5.7%

Currency exposure weightings (y)
United States Dollar	58.1%
British Pound Sterling	11.1%
Euro	10.4%
Swiss Franc	6.4%
Hong Kong Dollar	2.4%
Chinese Renminbi	2.1%
Taiwan Dollar	2.0%
Brazilian Real	1.7%
Danish Krone	1.7%
Other Currencies	4.1%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 10/31/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2015, Class A shares of the MFS Global Growth Fund (“fund”) provided a total return of 3.92%, at net asset value. This compares with a return of 4.47% for the fund’s benchmark, the MSCI All Country World Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve appears ready to tighten monetary conditions, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank, which instituted a large quantitative easing program in January of 2015. Poor policy management by the Chinese government roiled global markets over the summer, beginning with the poorly executed response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently stabilized the currency and ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: weaker Chinese growth, and the resulting decline in commodity prices, in addition to prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Stock selection in the consumer staples sector held back returns relative to the MSCI All Country World Growth Index. Overweight positions in Chinese snack food and beverage producer Want Want China Holdings, Brazilian foods producer M Dias Branco and Brazilian brewer Companhia de Bebidas da Americas (h) hindered relative performance. Disappointing sales, missed earnings expectations and weak guidance all contributed to shares of Want Want China Holdings lagging the benchmark during the reporting period.

Stock selection in the leisure sector further weighed on relative performance. However, there were no individual stocks within this sector that were among the fund’s top relative detractors during the reporting period.

Security selection and an overweight allocation to the industrial goods & services sector also detracted from relative performance. Holdings of global industrial manufacturing and engineering company Colfax (b) held back relative results as a challenging operating

4

Management Review – continued

environment led to declines in organic revenue and earnings that missed market expectations. The fund’s position in integrated power systems manufacturer Rolls-Royce (United Kingdom) and an overweight position in facilities maintenance products supplier W.W. Grainger hindered relative results. Shares of Rolls-Royce declined on weak demand that led the firm to issue profit warnings and to discontinue its share buy-back program. Shares of W.W. Grainger fell as corporate margins came under pressure during the reporting period.

In other sectors, not holding internet retailer Amazon.com hurt relative performance. Additionally, overweighting investment management firm Franklin Resources, financial services company Credicorp (Peru) and luxury goods retailer Burberry Group (United Kingdom) also dampened relative returns.

Contributors to Performance

A combination of favorable stock selection and the fund’s overweight position in the special products & services sector were primary factors that benefited relative performance. Overweight positions in management consulting firm Accenture, IT company Cognizant Technology, information and human resources solutions provider Equifax and global payment and banking technology provider Fidelity National Information Services all supported relative results. Shares of Accenture outpaced the benchmark during the reporting period as the company continued to experience strong growth in its outsourcing and consulting businesses. In addition, Accenture continued to benefit from an inflection in client spending on new “digital” services where the company is a top vendor.

An underweight allocation and, to a lesser extent, security selection in the energy sector further aided relative performance. However, there were no individual stocks within this sector that were among the fund’s top relative contributors during the reporting period.

Elsewhere, overweight positions in automotive replacement parts distributor AutoZone, the world’s largest luxury goods company LVMH Moët Hennessy Louis Vuitton (France), global payments technology company Visa, animal health products manufacturer Zoetis (h) and Canadian dollar store operator Dollarama all contributed to relative returns. Additionally, the fund’s holdings of bioscience company Chr. Hansen (b) (Denmark) supported relative performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, benefited relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

David Antonelli	Jeffrey Constantino
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

5

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 10/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 10/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	11/18/93	3.92%	8.46%	6.60%	N/A
B	11/18/93	3.12%	7.65%	5.81%	N/A
C	1/03/94	3.12%	7.65%	5.81%	N/A
I	1/02/97	4.16%	8.73%	6.87%	N/A
R1	4/01/05	3.13%	7.65%	5.78%	N/A
R2	10/31/03	3.65%	8.19%	6.27%	N/A
R3	4/01/05	3.90%	8.45%	6.57%	N/A
R4	4/01/05	4.18%	8.73%	6.85%	N/A
R5	3/01/13	4.27%	N/A	N/A	8.28%
Comparative benchmark
MSCI All Country World Growth Index (f)		4.47%	9.31%	6.97%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(2.06)%	7.19%	5.97%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.82)%	7.36%	5.81%	N/A
C With CDSC (1% for 12 months) (v)		2.14%	7.65%	5.81%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

8

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2015 through October 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/15	Ending Account Value 10/31/15	Expenses Paid During Period (p) 5/01/15-10/31/15
A	Actual	1.44%	$1,000.00	$976.89	$7.18
	Hypothetical (h)	1.44%	$1,000.00	$1,017.95	$7.32
B	Actual	2.19%	$1,000.00	$973.08	$10.89
	Hypothetical (h)	2.19%	$1,000.00	$1,014.17	$11.12
C	Actual	2.19%	$1,000.00	$973.10	$10.89
	Hypothetical (h)	2.19%	$1,000.00	$1,014.17	$11.12
I	Actual	1.19%	$1,000.00	$978.20	$5.93
	Hypothetical (h)	1.19%	$1,000.00	$1,019.21	$6.06
R1	Actual	2.19%	$1,000.00	$973.05	$10.89
	Hypothetical (h)	2.19%	$1,000.00	$1,014.17	$11.12
R2	Actual	1.69%	$1,000.00	$975.70	$8.42
	Hypothetical (h)	1.69%	$1,000.00	$1,016.69	$8.59
R3	Actual	1.44%	$1,000.00	$976.78	$7.17
	Hypothetical (h)	1.44%	$1,000.00	$1,017.95	$7.32
R4	Actual	1.19%	$1,000.00	$978.34	$5.93
	Hypothetical (h)	1.19%	$1,000.00	$1,019.21	$6.06
R5	Actual	1.11%	$1,000.00	$978.49	$5.54
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

10/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.1%
Issuer	Shares/Par	Value ($)
Aerospace - 2.5%
Rolls-Royce Holdings PLC	247,941	$2,627,803
United Technologies Corp.	30,531	3,004,552

		$5,632,355
Alcoholic Beverages - 4.8%
AmBev S.A., ADR	451,587	$2,199,229
Carlsberg Group	29,642	2,429,977
Diageo PLC	83,342	2,413,497
Pernod Ricard S.A.	31,128	3,669,446

		$10,712,149
Apparel Manufacturers - 6.4%
Burberry Group PLC	137,671	$2,818,462
Compagnie Financiere Richemont S.A.	13,657	1,171,646
LVMH Moet Hennessy Louis Vuitton S.A.	27,766	5,178,377
NIKE, Inc., “B”	12,283	1,609,441
Samsonite International S.A.	588,300	1,731,648
VF Corp.	26,667	1,800,556

		$14,310,130
Automotive - 0.5%
Johnson Controls, Inc.	24,565	$1,109,847

Broadcasting - 3.7%
Discovery Communications, Inc., “A” (a)	37,299	$1,098,083
Time Warner, Inc.	32,296	2,433,181
Twenty-First Century Fox, Inc.	118,546	3,638,177
Walt Disney Co.	10,202	1,160,375

		$8,329,816
Brokerage & Asset Managers - 1.0%
Franklin Resources, Inc.	54,913	$2,238,254

Business Services - 13.5%
Accenture PLC, “A”	65,256	$6,995,443
Brenntag AG	41,181	2,488,394
Cognizant Technology Solutions Corp., “A” (a)	54,042	3,680,801
Compass Group PLC	227,921	3,931,752
Equifax, Inc.	21,479	2,289,017
Experian Group Ltd.	110,355	1,884,966
Fidelity National Information Services, Inc.	52,211	3,807,226

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Fiserv, Inc. (a)	19,547	$1,886,481
Intertek Group PLC	81,700	3,306,154

		$30,270,234
Chemicals - 3.1%
LyondellBasell Industries N.V., “A”	25,073	$2,329,532
Monsanto Co.	28,935	2,697,321
PPG Industries, Inc.	18,621	1,941,425

		$6,968,278
Computer Software - 1.4%
Dassault Systemes S.A.	12,637	$998,309
Oracle Corp.	54,244	2,106,837

		$3,105,146
Computer Software - Systems - 2.3%
Apple, Inc.	20,945	$2,502,928
EMC Corp.	99,425	2,606,924

		$5,109,852
Construction - 0.7%
Sherwin-Williams Co.	6,032	$1,609,519

Consumer Products - 4.2%
Colgate-Palmolive Co.	57,057	$3,785,732
Hengan International Group Co. Ltd.	106,500	1,148,043
L’Oreal S.A.	15,352	2,803,227
Reckitt Benckiser Group PLC	16,494	1,613,098

		$9,350,100
Electrical Equipment - 5.1%
Amphenol Corp., “A”	28,249	$1,531,661
Danaher Corp.	33,595	3,134,749
Mettler-Toledo International, Inc. (a)	7,455	2,318,430
Schneider Electric S.A.	12,470	755,292
W.W. Grainger, Inc.	17,243	3,621,030

		$11,361,162
Electronics - 4.6%
Microchip Technology, Inc.	25,215	$1,217,632
Samsung Electronics Co. Ltd.	1,057	1,266,177
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	206,651	4,538,056
Texas Instruments, Inc.	56,289	3,192,712

		$10,214,577

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Integrated - 0.3%
BG Group PLC	47,070	$743,772

Food & Beverages - 8.1%
Chr. Hansen Holding A.S.	21,826	$1,311,681
Danone S.A.	68,903	4,804,524
M. Dias Branco S.A. Industria e Comercio de Alimentos	36,605	663,466
Mead Johnson Nutrition Co., “A”	50,421	4,134,522
Nestle S.A.	62,346	4,768,433
Want Want China Holdings Ltd.	2,878,000	2,389,198

		$18,071,824
Food & Drug Stores - 2.2%
CVS Health Corp.	36,885	$3,643,500
Sundrug Co. Ltd.	22,300	1,173,837

		$4,817,337
General Merchandise - 0.9%
Dollarama, Inc.	16,142	$1,090,412
Lojas Renner S.A.	198,395	951,707

		$2,042,119
Internet - 5.9%
Alibaba Group Holding Ltd., ADR (a)	33,038	$2,769,576
Alphabet, Inc., “A” (a)	9,836	7,252,968
Baidu, Inc., ADR (a)	9,985	1,871,888
Naver Corp.	2,601	1,364,287

		$13,258,719
Machinery & Tools - 1.7%
Colfax Corp. (a)	55,033	$1,483,690
Fastenal Co.	27,995	1,096,284
Schindler Holding AG	7,537	1,224,586

		$3,804,560
Major Banks - 0.5%
Standard Chartered PLC	97,084	$1,079,681

Medical & Health Technology & Services - 0.9%
Express Scripts Holding Co. (a)	22,681	$1,959,185

Medical Equipment - 5.1%
Abbott Laboratories	50,843	$2,277,766
DENTSPLY International, Inc.	20,201	1,229,231
Sonova Holding AG	7,018	958,501

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - continued
Thermo Fisher Scientific, Inc.	35,254	$4,610,518
Waters Corp. (a)	17,963	2,295,671

		$11,371,687
Oil Services - 0.8%
Schlumberger Ltd.	22,568	$1,763,915

Other Banks & Diversified Financials - 7.1%
Credicorp Ltd.	15,770	$1,784,849
HDFC Bank Ltd.	171,144	2,873,672
Julius Baer Group Ltd.	49,719	2,470,734
MasterCard, Inc., “A”	18,475	1,828,840
Sberbank of Russia, ADR	147,205	902,808
Visa, Inc., “A”	76,325	5,921,294

		$15,782,197
Pharmaceuticals - 2.3%
Eli Lilly & Co.	15,940	$1,300,226
Roche Holding AG	13,941	3,784,076

		$5,084,302
Printing & Publishing - 0.8%
Moody’s Corp.	17,286	$1,662,222

Restaurants - 0.9%
Whitbread PLC	26,296	$2,013,113

Specialty Chemicals - 4.9%
Croda International PLC	50,312	$2,247,717
Ecolab, Inc.	32,678	3,932,797
Linde AG	6,087	1,055,911
Nippon Paint Holdings Co. Ltd.	29,000	609,886
Praxair, Inc.	16,043	1,782,217
Symrise AG	21,507	1,416,645

		$11,045,173
Specialty Stores - 2.9%
AutoZone, Inc. (a)	4,747	$3,723,594
TJX Cos., Inc.	38,677	2,830,770

		$6,554,364
Total Common Stocks (Identified Cost, $175,162,856)		$221,375,589

15

Portfolio of Investments – continued

Preferred Stocks - 0.0%
Issuer	Shares/Par	Value ($)
Aerospace - 0.0%
Rolls-Royce Holdings PLC, “C” (Identified Cost, $35,381) (a)	22,984,130	$35,432

Money Market Funds - 1.3%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value (v)	2,947,182	$2,947,182
Total Investments (Identified Cost, $178,145,419)		$224,358,203

Other Assets, Less Liabilities - (0.4)%		(826,600)
Net Assets - 100.0%		$223,531,603

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $175,198,237)	$221,411,021
Underlying affiliated funds, at cost and value	2,947,182
Total investments, at value (identified cost, $178,145,419)	$224,358,203
Receivables for
Fund shares sold	106,888
Interest and dividends	272,489
Total assets	$224,737,580
Liabilities
Payables for
Investments purchased	$84,626
Fund shares reacquired	893,509
Payable to affiliates
Investment adviser	15,478
Shareholder servicing costs	100,139
Distribution and service fees	5,661
Payable for independent Trustees’ compensation	5,106
Accrued expenses and other liabilities	101,458
Total liabilities	$1,205,977
Net assets	$223,531,603
Net assets consist of
Paid-in capital	$165,141,611
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	46,203,328
Accumulated net realized gain (loss) on investments and foreign currency	11,592,552
Undistributed net investment income	594,112
Net assets	$223,531,603
Shares of beneficial interest outstanding	6,597,400

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$181,489,346	5,300,636	$34.24
Class B	6,036,443	196,501	30.72
Class C	13,988,168	460,281	30.39
Class I	5,920,265	169,175	34.99
Class R1	784,014	25,846	30.33
Class R2	3,082,796	92,489	33.33
Class R3	3,663,971	107,501	34.08
Class R4	702,709	20,478	34.32
Class R5	7,863,891	224,493	35.03

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $36.33 [100 / 94.25 x $34.24]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$4,164,416
Interest	64,363
Dividends from underlying affiliated funds	1,840
Foreign taxes withheld	(221,382)
Total investment income	$4,009,237
Expenses
Management fee	$2,051,078
Distribution and service fees	699,339
Shareholder servicing costs	350,838
Administrative services fee	45,715
Independent Trustees’ compensation	9,952
Custodian fee	57,123
Shareholder communications	23,411
Audit and tax fees	71,360
Legal fees	1,727
Miscellaneous	131,075
Total expenses	$3,441,618
Fees paid indirectly	(1)
Reduction of expenses by investment adviser and distributor	(29,989)
Net expenses	$3,411,628
Net investment income	$597,609
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$12,919,701
Foreign currency	3,699
Net realized gain (loss) on investments and foreign currency	$12,923,400
Change in unrealized appreciation (depreciation)
Investments	$(5,019,242)
Translation of assets and liabilities in foreign currencies	(3,044)
Net unrealized gain (loss) on investments and foreign currency translation	$(5,022,286)
Net realized and unrealized gain (loss) on investments and foreign currency	$7,901,114
Change in net assets from operations	$8,498,723

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2015	2014
Change in net assets
From operations
Net investment income	$597,609	$659,583
Net realized gain (loss) on investments and foreign currency	12,923,400	9,679,599
Net unrealized gain (loss) on investments and foreign currency translation	(5,022,286)	1,246,065
Change in net assets from operations	$8,498,723	$11,585,247
Distributions declared to shareholders
From net investment income	$(624,033)	$(562,037)
From net realized gain on investments	(9,041,051)	(7,102,037)
Total distributions declared to shareholders	$(9,665,084)	$(7,664,074)
Change in net assets from fund share transactions	$(2,803,096)	$(5,061,144)
Total change in net assets	$(3,969,457)	$(1,139,971)
Net assets
At beginning of period	227,501,060	228,641,031
At end of period (including undistributed net investment income of $594,112 and $617,027, respectively)	$223,531,603	$227,501,060

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$34.44	$33.89	$27.45	$25.50	$24.88
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.12	$0.10	$0.09	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.16	1.57	6.41	1.93	0.57
Total from investment operations	$1.27	$1.69	$6.51	$2.02	$0.68
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.09)	$(0.07)	$(0.07)	$(0.06)
From net realized gain on investments	(1.37)	(1.05)	—	—	—
Total distributions declared to shareholders	$(1.47)	$(1.14)	$(0.07)	$(0.07)	$(0.06)
Net asset value, end of period (x)	$34.24	$34.44	$33.89	$27.45	$25.50
Total return (%) (r)(s)(t)(x)	3.92	5.21	23.77	7.98	2.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.45	1.45	1.49	1.53	1.53
Expenses after expense reductions (f)	1.44	1.44	1.49	1.53	1.53
Net investment income	0.32	0.35	0.33	0.33	0.42
Portfolio turnover	26	27	31	37	39
Net assets at end of period (000 omitted)	$181,489	$185,254	$186,818	$159,905	$164,474

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$31.18	$30.92	$25.18	$23.49	$23.03
Income (loss) from investment operations
Net investment loss (d)	$(0.13)	$(0.13)	$(0.12)	$(0.10)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	1.04	1.44	5.86	1.79	0.54
Total from investment operations	$0.91	$1.31	$5.74	$1.69	$0.46
Less distributions declared to shareholders
From net realized gain on investments	$(1.37)	$(1.05)	$—	$—	$—
Net asset value, end of period (x)	$30.72	$31.18	$30.92	$25.18	$23.49
Total return (%) (r)(s)(t)(x)	3.12	4.44	22.80	7.19	2.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.20	2.20	2.24	2.28	2.28
Expenses after expense reductions (f)	2.19	2.19	2.24	2.28	2.28
Net investment loss	(0.43)	(0.41)	(0.42)	(0.43)	(0.35)
Portfolio turnover	26	27	31	37	39
Net assets at end of period (000 omitted)	$6,036	$6,903	$8,165	$7,966	$9,854

Class C	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$30.86	$30.62	$24.93	$23.25	$22.81
Income (loss) from investment operations
Net investment loss (d)	$(0.13)	$(0.13)	$(0.12)	$(0.10)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	1.03	1.42	5.81	1.78	0.51
Total from investment operations	$0.90	$1.29	$5.69	$1.68	$0.44
Less distributions declared to shareholders
From net realized gain on investments	$(1.37)	$(1.05)	$—	$—	$—
Net asset value, end of period (x)	$30.39	$30.86	$30.62	$24.93	$23.25
Total return (%) (r)(s)(t)(x)	3.12	4.42	22.82	7.23	1.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.20	2.20	2.24	2.28	2.28
Expenses after expense reductions (f)	2.19	2.19	2.24	2.28	2.28
Net investment loss	(0.43)	(0.41)	(0.43)	(0.42)	(0.31)
Portfolio turnover	26	27	31	37	39
Net assets at end of period (000 omitted)	$13,988	$13,431	$13,433	$11,304	$11,327

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$35.18	$34.59	$28.02	$26.03	$25.39
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.20	$0.18	$0.16	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	1.15	1.61	6.53	1.97	0.58
Total from investment operations	$1.37	$1.81	$6.71	$2.13	$0.76
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.17)	$(0.14)	$(0.14)	$(0.12)
From net realized gain on investments	(1.37)	(1.05)	—	—	—
Total distributions declared to shareholders	$(1.56)	$(1.22)	$(0.14)	$(0.14)	$(0.12)
Net asset value, end of period (x)	$34.99	$35.18	$34.59	$28.02	$26.03
Total return (%) (r)(s)(x)	4.13	5.47	24.05	8.29	2.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.20	1.24	1.28	1.28
Expenses after expense reductions (f)	1.20	1.20	1.24	1.28	1.28
Net investment income	0.61	0.59	0.56	0.58	0.67
Portfolio turnover	26	27	31	37	39
Net assets at end of period (000 omitted)	$5,920	$13,174	$11,511	$7,513	$6,731

Class R1	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$30.80	$30.57	$24.88	$23.22	$22.77
Income (loss) from investment operations
Net investment loss (d)	$(0.14)	$(0.14)	$(0.12)	$(0.09)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	1.04	1.42	5.81	1.75	0.53
Total from investment operations	$0.90	$1.28	$5.69	$1.66	$0.45
Less distributions declared to shareholders
From net realized gain on investments	$(1.37)	$(1.05)	$—	$—	$—
Net asset value, end of period (x)	$30.33	$30.80	$30.57	$24.88	$23.22
Total return (%) (r)(s)(x)	3.13	4.39	22.87	7.15	1.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.20	2.20	2.24	2.28	2.28
Expenses after expense reductions (f)	2.20	2.20	2.24	2.28	2.28
Net investment loss	(0.45)	(0.44)	(0.42)	(0.39)	(0.33)
Portfolio turnover	26	27	31	37	39
Net assets at end of period (000 omitted)	$784	$687	$867	$763	$775

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 10/31
	2015		2014		2013	2012	2011
Net asset value, beginning of period	$33.55		$33.04		$26.76	$24.84	$24.25
Income (loss) from investment operations
Net investment income (d)	$0.02		$0.03		$0.03	$0.02	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	1.13		1.53		6.25	1.90	0.55
Total from investment operations	$1.15		$1.56		$6.28	$1.92	$0.59
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.00	)(w)	$—	$—	$(0.00	)(w)
From net realized gain on investments	(1.37)		(1.05)		—	—	—
Total distributions declared to shareholders	$(1.37)		$(1.05)		$—	$—	$(0.00	)(w)
Net asset value, end of period (x)	$33.33		$33.55		$33.04	$26.76	$24.84
Total return (%) (r)(s)(x)	3.65		4.94		23.47	7.73	2.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70		1.70		1.74	1.78	1.78
Expenses after expense reductions (f)	1.70		1.70		1.74	1.78	1.78
Net investment income	0.06		0.10		0.08	0.09	0.14
Portfolio turnover	26		27		31	37	39
Net assets at end of period (000 omitted)	$3,083		$3,050		$3,372	$3,250	$4,586

Class R3	Years ended 10/31
	2015		2014		2013	2012	2011
Net asset value, beginning of period	$34.29		$33.75		$27.35	$25.41	$24.80
Income (loss) from investment operations
Net investment income (d)	$0.11		$0.12		$0.10	$0.09	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.15		1.56		6.38	1.93	0.56
Total from investment operations	$1.26		$1.68		$6.48	$2.02	$0.67
Less distributions declared to shareholders
From net investment income	$(0.10)		$(0.09)		$(0.08)	$(0.08)	$(0.06)
From net realized gain on investments	(1.37)		(1.05)		—	—	—
Total distributions declared to shareholders	$(1.47)		$(1.14)		$(0.08)	$(0.08)	$(0.06)
Net asset value, end of period (x)	$34.08		$34.29		$33.75	$27.35	$25.41
Total return (%) (r)(s)(x)	3.90		5.21		23.74	8.00	2.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.45		1.45		1.49	1.53	1.53
Expenses after expense reductions (f)	1.45		1.44		1.49	1.53	1.53
Net investment income	0.31		0.34		0.32	0.32	0.42
Portfolio turnover	26		27		31	37	39
Net assets at end of period (000 omitted)	$3,664		$4,002		$3,419	$2,942	$2,693

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$34.52	$33.97	$27.52	$25.57	$24.95
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.21	$0.12	$0.14	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	1.16	1.56	6.47	1.95	0.57
Total from investment operations	$1.36	$1.77	$6.59	$2.09	$0.74
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.17)	$(0.14)	$(0.14)	$(0.12)
From net realized gain on investments	(1.37)	(1.05)	—	—	—
Total distributions declared to shareholders	$(1.56)	$(1.22)	$(0.14)	$(0.14)	$(0.12)
Net asset value, end of period (x)	$34.32	$34.52	$33.97	$27.52	$25.57
Total return (%) (r)(s)(x)	4.18	5.47	24.05	8.28	2.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.20	1.25	1.28	1.28
Expenses after expense reductions (f)	1.20	1.19	1.25	1.28	1.28
Net investment income	0.58	0.62	0.39	0.51	0.67
Portfolio turnover	26	27	31	37	39
Net assets at end of period (000 omitted)	$703	$881	$942	$292	$175

Class R5	Years ended 10/31		Period ended 10/31/13 (i)
	2015	2014
Net asset value, beginning of period	$35.20	$34.61	$30.79
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.23	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.36	1.60	3.67	(g)
Total from investment operations	$1.41	$1.83	$3.82
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.19)	$—
From net realized gain on investments	(1.37)	(1.05)	—
Total distributions declared to shareholders	$(1.58)	$(1.24)	$—
Net asset value, end of period (x)	$35.03	$35.20	$34.61
Total return (%) (r)(s)(x)	4.27	5.52	12.41	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.13	1.15	(a)
Expenses after expense reductions (f)	1.11	1.12	1.15	(a)
Net investment income	0.14	0.66	0.68	(a)
Portfolio turnover	26	27	31
Net assets at end of period (000 omitted)	$7,864	$119	$112

See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, March 1, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Growth Fund (the fund) is a diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term

27

Notes to Financial Statements – continued

instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the

28

Notes to Financial Statements – continued

significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$126,077,076	$—	$—	$126,077,076
United Kingdom	24,680,015	35,432	—	24,715,447
France	18,209,175	—	—	18,209,175
Switzerland	14,377,976	—	—	14,377,976
China	4,641,464	3,537,241	—	8,178,705
Germany	4,960,950	—	—	4,960,950
Taiwan	4,538,056	—	—	4,538,056
Brazil	3,814,402	—	—	3,814,402
Denmark	3,741,658	—	—	3,741,658
Other Countries	3,778,069	9,019,507	—	12,797,576
Mutual Funds	2,947,182	—	—	2,947,182
Total Investments	$211,766,023	$12,592,180	$—	$224,358,203

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required

29

Notes to Financial Statements – continued

collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2015, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when

30

Notes to Financial Statements – continued

filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/15	10/31/14
Ordinary income (including any short-term capital gains)	$1,403,037	$562,037
Long-term capital gains	8,262,047	7,102,037
Total distributions	$9,665,084	$7,664,074

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/15
Cost of investments	$178,318,733
Gross appreciation	56,223,082
Gross depreciation	(10,183,612)
Net unrealized appreciation (depreciation)	$46,039,470
Undistributed ordinary income	599,177
Undistributed long-term capital gain	11,765,866
Other temporary differences	(14,521)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to

31

Notes to Financial Statements – continued

differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/15	Year ended 10/31/14	Year ended 10/31/15	Year ended 10/31/14
Class A	$536,958	$492,259	$7,287,344	$5,737,527
Class B	—	—	297,098	277,896
Class C	—	—	594,305	468,777
Class I	70,232	55,502	511,625	347,503
Class R1	—	—	30,684	26,494
Class R2	260	467	125,979	108,477
Class R3	11,231	9,435	155,396	109,007
Class R4	4,640	3,770	34,013	22,941
Class R5	712	604	4,607	3,415
Total	$624,033	$562,037	$9,041,051	$7,102,037

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2015, this management fee reduction amounted to $15,362, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2015 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $44,359 for the year ended October 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

32

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$462,982
Class B	0.75%	0.25%	1.00%	1.00%	65,476
Class C	0.75%	0.25%	1.00%	1.00%	138,561
Class R1	0.75%	0.25%	1.00%	1.00%	7,195
Class R2	0.25%	0.25%	0.50%	0.50%	15,614
Class R3	—	0.25%	0.25%	0.25%	9,511
Total Distribution and Service Fees					$699,339

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2015, this rebate amounted to $14,035, $169, and $423 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2015, were as follows:

Amount
Class A	$1,212
Class B	5,621
Class C	650

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2015, the fee was $101,166, which equated to 0.0444% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $249,672.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

33

Notes to Financial Statements – continued

services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2015 was equivalent to an annual effective rate of 0.0201% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $591 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $5,065 at October 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2015, the fee paid by the fund under this agreement was $899 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended October 31, 2015, purchases and sales of investments, other than and short-term obligations, aggregated $57,659,247 and $71,307,696, respectively.

34

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/15		Year ended 10/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	406,199	$13,878,473	396,642	$13,510,554
Class B	21,568	665,602	29,935	924,851
Class C	57,743	1,739,758	49,309	1,503,291
Class I	49,452	1,728,599	80,053	2,817,101
Class R1	6,149	178,271	2,136	65,615
Class R2	12,497	418,645	27,119	912,063
Class R3	6,308	214,972	32,011	1,064,699
Class R4	4,608	159,353	7,655	261,617
Class R5	223,886	7,326,143	—	—
	788,410	$26,309,816	624,860	$21,059,791

Shares issued to shareholders in reinvestment of distributions
Class A	224,906	$7,293,708	178,623	$5,774,871
Class B	9,849	288,472	9,142	269,332
Class C	16,377	474,448	12,727	371,104
Class I	15,761	521,363	10,934	360,292
Class R1	1,061	30,684	910	26,494
Class R2	3,990	126,239	3,451	108,944
Class R3	5,162	166,627	3,679	118,442
Class R4	1,192	38,653	826	26,711
Class R5	161	5,319	122	4,019
	278,459	$8,945,513	220,414	$7,060,209

Shares reacquired
Class A	(709,307)	$(24,121,409)	(708,427)	$(24,201,680)
Class B	(56,319)	(1,733,170)	(81,705)	(2,530,716)
Class C	(49,084)	(1,504,841)	(65,504)	(1,992,229)
Class I	(270,524)	(8,955,179)	(49,271)	(1,729,043)
Class R1	(3,672)	(108,549)	(9,107)	(277,418)
Class R2	(14,903)	(489,868)	(41,718)	(1,400,122)
Class R3	(20,681)	(694,546)	(20,276)	(685,904)
Class R4	(10,838)	(355,280)	(10,697)	(364,032)
Class R5	(2,924)	(95,583)	—	—
	(1,138,252)	$(38,058,425)	(986,705)	$(33,181,144)

35

Notes to Financial Statements – continued

	Year ended 10/31/15		Year ended 10/31/14
	Shares	Amount	Shares	Amount
Net change
Class A	(78,202)	$(2,949,228)	(133,162)	$(4,916,255)
Class B	(24,902)	(779,096)	(42,628)	(1,336,533)
Class C	25,036	709,365	(3,468)	(117,834)
Class I	(205,311)	(6,705,217)	41,716	1,448,350
Class R1	3,538	100,406	(6,061)	(185,309)
Class R2	1,584	55,016	(11,148)	(379,115)
Class R3	(9,211)	(312,947)	15,414	497,237
Class R4	(5,038)	(157,274)	(2,216)	(75,704)
Class R5	221,123	7,235,879	122	4,019
	(71,383)	$(2,803,096)	(141,431)	$(5,061,144)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2015, the fund’s commitment fee and interest expense were $758 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,001,355	31,559,848	(29,614,021)	2,947,182

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,840	$2,947,182

36

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VIII and the Shareholders of MFS Global Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Fund (one of the series of MFS Series Trust VIII) (the “Fund”) as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2015

37

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

41

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
David Antonelli Jeffrey Constantino

42

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

43

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2014, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance as compared to its benchmark improved for the period ended December 31, 2014, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into

44

Board Review of Investment Advisory Agreement – continued

account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

45

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

46

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016.The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $10,394,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 90.78% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

47

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2015

MFS® STRATEGIC INCOME FUND

MFO-ANN

MFS® STRATEGIC INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The global economy remains vulnerable as central banks continue to play a major role in supporting growth.

Even the resilient U.S. economy has had slower growth, as a strong U.S. dollar and weak overseas markets have hurt exporters. However, robust consumer demand and a recovering housing market have aided the domestic economy, fueled by cheap gasoline and an improving labor market.

China’s transition to a consumer-based, slower-growth economy has weighed on many commodity-exporting nations. And concerns about weakness in China have eroded investor and business confidence around the world. Meanwhile, rising geopolitical concerns will weigh on the eurozone, which is still reliant on the European Central Bank’s support.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

December 15, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	41.4%
High Yield Corporates	33.1%
Emerging Markets Bonds	6.2%
U.S. Treasury Securities	3.5%
Commercial Mortgage-Backed Securities	1.1%
Floating Rate Loans	1.0%
Mortgage-Backed Securities	0.6%
Non-U.S. Government Bonds	0.4%
Asset-Backed Securities	0.3%
Collateralized Debt Obligations	0.2%
U.S. Government Agencies (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	0.7%
AA	1.9%
A	11.4%
BBB	32.8%
BB	15.8%
B	17.1%
CCC	3.9%
CC (o)	0.0%
C	0.1%
D (o)	0.0%
U.S. Government	3.2%
Federal Agencies	0.6%
Not Rated	0.3%
Non-Fixed Income	0.3%
Cash & Cash Equivalents	12.0%
Other	(0.1)%

Portfolio facts (i)
Average Duration (d)	5.1
Average Effective Maturity (m)	7.3 yrs.

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

From time to time Other may be negative due to equivalent exposure from currency derivatives and/or offsets to derivative positions.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings, including Cash & Cash Equivalents and Other, of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 10/31/15.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2015, Class A shares of the MFS Strategic Income Fund (“fund”) provided a total return of –0.72%, at net asset value. This compares with a return of 1.96% for the fund’s benchmark, the Barclays U.S. Aggregate Bond Index. Effective October 31, 2015, the Barclays U.S. Aggregate Bond Index replaced the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index as the fund’s primary benchmark. The Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index generated a return of –1.91% over the reporting period. Over the same period, the fund’s other benchmark, the MFS Strategic Income Blended Index (“Blended Index”), generated a return of –0.12%. Effective October 30, 2015, the fund no longer uses the Blended Index. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve appears ready to tighten monetary conditions, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank, which instituted a large quantitative easing program in January of 2015. Poor policy management by the Chinese government roiled global markets over the summer, beginning with the poorly executed response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently stabilized the currency and ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: weaker Chinese growth, and the resulting decline in commodity prices, in addition to prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Relative to the Blended Index, yield curve (y) positioning in the United States, particularly the fund’s exposure to shifts in the long end (centered around maturities of 10 or more years), hurt performance as rates increased during the reporting period.

Management Review – continued

The fund’s greater exposure to “BBB”, “BB”, and “B” rated securities, relative to the Blended Index, weighed on performance as these quality segments underperformed during the reporting period. The fund’s return from yield, which was less than that of the Blended Index, was an additional key detractor from relative performance.

Contributors to Performance

Relative to the Blended Index, the fund’s shorter duration (d) within the United States aided relative results. The fund’s greater exposure to corporate bonds in both the strong-performing finance and industrial sectors further supported relative performance.

A lesser exposure to “CCC” rated (r) securities and to Brazilian and Venezuelan issued debt further supported relative performance. Strong bond selection was an additional factor that contributed to relative results.

Respectfully,

William Adams	Ward Brown	James Calmas	David Cole
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Joshua Marston	Robert Persons	Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective October 31, 2015, Joshua Marston became a Portfolio Manager of the Fund and Erik Weisman is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/29/87	(0.72)%	3.59%	5.06%
B	9/07/93	(1.50)%	2.84%	4.36%
C	9/01/94	(1.36)%	2.87%	4.39%
I	1/08/97	(0.63)%	3.81%	5.34%
Comparative benchmarks
Barclays U.S. Aggregate Bond Index (f)(y)		1.96%	3.03%	4.72%
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)(y)		(1.91)%	6.18%	7.65%
MFS Strategic Income Blended Index (f)(w)		(0.12)%	4.03%	5.99%
Barclays U.S. Credit Bond Index (f)		0.90%	4.17%	5.45%
Barclays U.S. Government/Mortgage Bond Index (f)		2.41%	2.58%	4.53%
Citigroup World Government Bond Non-Dollar Hedged Index (f)		4.05%	4.10%	4.43%
Citigroup World Government Bond Non-Dollar Index (f)		(6.19)%	(1.68)%	3.15%
JPMorgan Emerging Markets Bond Index Global (f)		(0.50)%	4.69%	7.25%
Average annual with sales charge
A With initial Sales Charge (4.25%)		(4.94)%	2.69%	4.60%
B With CDSC (Declining over six years from 4% to 0%) (v)		(5.32)%	2.49%	4.36%
C With CDSC (1% for 12 months) (v)		(2.31)%	2.87%	4.39%

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	As of October 31, 2015, the MFS Strategic Income Blended Index was comprised of 10% Barclays U.S. Credit Bond Index, 33% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 14% JPMorgan Emerging Markets Bond Index Global, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 26% Barclays U.S. Government/Mortgage Bond Index. Effective October 30, 2015, the fund no longer uses the MFS Strategic Income Blended Index.
(y)	Effective October 31, 2015, the Barclays U.S. Aggregate Bond Index replaced the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index as the fund’s primary benchmark. The fund’s investment adviser believes the Barclays U.S. Aggregate Bond Index better reflects the investment policies and strategies of the fund.

Performance Summary – continued

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of

U.S.-dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2015 through October 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/15	Ending Account Value 10/31/15	Expenses Paid During Period (p) 5/01/15-10/31/15
A	Actual	1.05%	$1,000.00	$982.71	$5.25
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
B	Actual	1.80%	$1,000.00	$978.71	$8.98
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
C	Actual	1.80%	$1,000.00	$980.14	$8.98
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
I	Actual	0.80%	$1,000.00	$982.39	$4.00
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 54.1%
Issuer	Shares/Par	Value ($)
Asset-Backed & Securitized - 1.6%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.794%, 12/28/40 (z)	$364,619	$229,518
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.949%, 9/15/39	442,770	466,460
Crest Ltd., CDO, 7%, 1/28/40 (a)(p)	585,891	63,229
Falcon Franchise Loan LLC, FRN, 6.945%, 1/05/23 (i)(z)	268,535	28,169
Falcon Franchise Loan LLC, FRN, 36.086%, 1/05/25 (i)(z)	84,290	20,363
First Union-Lehman Brothers Bank of America, FRN, 0.938%, 11/18/35 (i)	2,497,790	45,225
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.774%, 6/15/49	1,280,263	1,323,673
KKR Financial CLO Ltd., “C”, FRN, 1.771%, 5/15/21 (n)	523,730	520,064
Morgan Stanley Capital I Trust, “AM”, FRN, 5.682%, 4/15/49	1,300,000	1,340,166
Morgan Stanley Capital I, Inc., FRN, 1.405%, 4/28/39 (i)(z)	2,185,992	11,017
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/32 (n)	764,981	761,762

		$4,809,646
Automotive - 2.7%
Daimler Finance North America LLC, 1.875%, 1/11/18 (n)	$1,257,000	$1,253,918
Ford Motor Credit Co. LLC, FRN, 1.259%, 1/09/18	1,780,000	1,766,912
General Motors Financial Co., Inc., 2.625%, 7/10/17	1,636,000	1,645,145
General Motors Financial Co., Inc., 3.45%, 4/10/22	1,984,000	1,937,422
Hyundai Capital America, 2.4%, 10/30/18 (z)	534,000	534,118
Hyundai Capital America, 2%, 3/19/18 (n)	1,175,000	1,166,661

		$8,304,176
Biotechnology - 0.3%
Life Technologies Corp., 6%, 3/01/20	$960,000	$1,085,542

Broadcasting - 0.3%
Discovery Communications, Inc., 3.45%, 3/15/25	$403,000	$376,199
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)	410,000	407,116

		$783,315
Brokerage & Asset Managers - 0.3%
CME Group, Inc., 3%, 3/15/25	$1,040,000	$1,034,052

Building - 1.1%
CRH PLC, 8.125%, 7/15/18	$590,000	$681,859
Martin Marietta Materials, Inc., 4.25%, 7/02/24	1,054,000	1,043,015

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - continued
Martin Marietta Materials, Inc., FRN, 1.427%, 6/30/17	$1,310,000	$1,301,101
Union Andina de Cementos S.A.A., 5.875%, 10/30/21 (n)	300,000	300,375

		$3,326,350
Business Services - 0.3%
Fidelity National Information Services, Inc., 2.85%, 10/15/18	$670,000	$677,088
Tencent Holdings Ltd., 3.375%, 5/02/19 (n)	200,000	204,276
Tencent Holdings Ltd., 3.8%, 2/11/25 (n)	200,000	198,686

		$1,080,050
Cable TV - 1.4%
CCO Safari Il LLC, 3.579%, 7/23/20 (n)	$2,000,000	$2,007,500
Cox Communications, Inc., 3.25%, 12/15/22 (n)	1,138,000	1,047,365
Time Warner Cable, Inc., 8.25%, 4/01/19	920,000	1,072,421

		$4,127,286
Chemicals - 0.6%
Consolidated Energy Finance S.A., 6.75%, 10/15/19 (n)	$200,000	$199,000
Dow Chemical Co., 8.55%, 5/15/19	1,270,000	1,527,377
Israel Chemicals Ltd., 4.5%, 12/02/24 (n)	38,000	38,524

		$1,764,901
Computer Software - 0.5%
Microsoft Corp., 3.125%, 11/03/25	$1,576,000	$1,594,761

Construction - 0.0%
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/24 (n)	$433,000	$121,240

Consumer Products - 0.5%
Newell Rubbermaid, Inc., 2.875%, 12/01/19	$490,000	$493,482
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)	921,000	947,235

		$1,440,717
Consumer Services - 0.5%
Experian Finance PLC, 2.375%, 6/15/17 (n)	$353,000	$354,332
Priceline Group, Inc., 3.65%, 3/15/25	1,087,000	1,082,713

		$1,437,045
Defense Electronics - 0.1%
BAE Systems Holdings, Inc., 6.375%, 6/01/19 (n)	$380,000	$427,970

Electrical Equipment - 0.4%
Arrow Electronics, Inc., 3%, 3/01/18	$344,000	$346,203
Molex Electronic Technologies LLC, 2.878%, 4/15/20 (n)	970,000	947,788

		$1,293,991

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electronics - 0.2%
Lam Research Corp., 2.75%, 3/15/20	$648,000	$636,229

Emerging Market Quasi-Sovereign - 2.0%
Banco de Reservas de la Republica Dominicana, 7%, 2/01/23 (n)	$218,000	$217,040
CNOOC Finance (2012) Ltd., 3.875%, 5/02/22 (n)	204,000	208,344
CNPC (HK) Overseas Capital Ltd., 4.5%, 4/28/21 (n)	494,000	525,740
Comision Federal de Electricidad, 5.75%, 2/14/42 (n)	639,000	599,861
Instituto Costarricense, 6.375%, 5/15/43 (n)	208,000	160,420
Korea Gas Corp., 2.25%, 7/25/17 (n)	700,000	705,801
Pertamina PT, 6%, 5/03/42 (n)	201,000	174,368
Petroleos Mexicanos, 5.5%, 1/21/21	542,000	578,585
Petroleos Mexicanos, 4.875%, 1/24/22	344,000	350,811
Petroleos Mexicanos, 4.25%, 1/15/25 (n)	640,000	608,960
Petroleos Mexicanos, 6.5%, 6/02/41	292,000	280,262
Petroleos Mexicanos, 5.5%, 6/27/44 (n)	47,000	40,053
Petroleos Mexicanos, 5.625%, 1/23/46 (n)	25,000	21,558
PT Perusahaan Listrik Negara, 5.5%, 11/22/21 (n)	200,000	206,336
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 9/30/16 (n)	191,528	196,594
Sinopec Capital (2013) Ltd., 3.125%, 4/24/23 (n)	518,000	498,488
Sinopec Capital (2013) Ltd., 4.25%, 4/24/43 (n)	426,000	401,719
Sinopec Group Overseas Development (2012) Ltd., 3.9%, 5/17/22 (n)	200,000	205,765

		$5,980,705
Emerging Market Sovereign - 0.7%
Republic of Hungary, 5.375%, 2/21/23	$724,000	$796,487
Republic of Indonesia, 4.875%, 5/05/21 (n)	200,000	210,122
Republic of Philippines, 6.375%, 10/23/34	300,000	402,809
Russian Federation, 4.875%, 9/16/23 (n)	200,000	206,740
Russian Federation, 4.875%, 9/16/23	200,000	206,740
Russian Federation, 5.625%, 4/04/42 (n)	200,000	199,300

		$2,022,198
Energy - Independent - 0.2%
EQT Corp., 4.875%, 11/15/21	$431,000	$433,509
Hess Corp., 8.125%, 2/15/19	270,000	313,602

		$747,111
Energy - Integrated - 0.9%
BP Capital Markets PLC, 4.5%, 10/01/20	$272,000	$298,431
BP Capital Markets PLC, 4.742%, 3/11/21	760,000	844,184
LUKOIL International Finance B.V., 3.416%, 4/24/18 (n)	571,000	556,531
LUKOIL International Finance B.V., 4.563%, 4/24/23 (n)	784,000	727,066
Pacific Exploration and Production Corp., 7.25%, 12/12/21 (n)	401,000	164,410

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Integrated - continued
Pacific Exploration and Production Corp., 5.125%, 3/28/23 (n)	$100,000	$36,500

		$2,627,122
Financial Institutions - 1.3%
CIT Group, Inc., 3.875%, 2/19/19	$940,000	$954,100
GE Capital International Funding Co., 2.342%, 11/15/20 (z)	837,000	839,402
GE Capital International Funding Co., 3.373%, 11/15/25 (z)	378,000	382,134
General Electric Capital Corp., 6%, 8/07/19	86,000	98,623
General Electric Capital Corp., 5.5%, 1/08/20	204,000	231,715
General Electric Capital Corp., 3.1%, 1/09/23	146,000	147,786
LeasePlan Corp. N.V., 3%, 10/23/17 (n)	870,000	881,312
LeasePlan Corp. N.V., 2.5%, 5/16/18 (n)	286,000	283,967

		$3,819,039
Food & Beverages - 2.6%
Grupo Bimbo S.A.B. de C.V., 4.5%, 1/25/22 (n)	$101,000	$105,194
Kerry Group Financial Services, 3.2%, 4/09/23 (n)	1,400,000	1,359,180
Kraft Foods Group, Inc., 6.125%, 8/23/18	720,000	799,813
Kraft Heinz Foods Co., 3.5%, 7/15/22 (n)	1,190,000	1,212,771
Mead Johnson Nutrition Co., 3%, 11/15/20	399,000	400,613
Pernod Ricard S.A., 5.75%, 4/07/21 (n)	594,000	661,433
SABMiller Holdings, Inc., 3.75%, 1/15/22 (n)	904,000	924,495
Tyson Foods, Inc., 6.6%, 4/01/16	560,000	572,379
Tyson Foods, Inc., 4.5%, 6/15/22	448,000	476,408
Wm. Wrigley Jr. Co., 2.4%, 10/21/18 (n)	343,000	348,459
Wm. Wrigley Jr. Co., 3.375%, 10/21/20 (n)	1,051,000	1,089,311

		$7,950,056
Food & Drug Stores - 0.7%
CVS Health Corp., 3.875%, 7/20/25	$1,460,000	$1,501,679
Walgreens Boots Alliance, Inc., 3.3%, 11/18/21	792,000	791,499

		$2,293,178
Gaming & Lodging - 0.5%
Wyndham Worldwide Corp., 5.625%, 3/01/21	$1,360,000	$1,466,548

Insurance - 1.9%
AIA Group Ltd., 3.2%, 3/11/25 (n)	$1,065,000	$1,026,951
American International Group, Inc., 3.75%, 7/10/25	1,461,000	1,484,356
Principal Financial Group, Inc., 8.875%, 5/15/19	650,000	788,535
Unum Group, 7.125%, 9/30/16	945,000	992,933
Unum Group, 4%, 3/15/24	1,384,000	1,409,305

		$5,702,080

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - Health - 0.5%
UnitedHealth Group, Inc., 3.75%, 7/15/25	$1,479,000	$1,542,168

Insurance - Property & Casualty - 1.7%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25	$1,580,000	$1,568,844
AXIS Capital Holdings Ltd., 5.875%, 6/01/20	370,000	414,008
CNA Financial Corp., 5.875%, 8/15/20	990,000	1,114,048
Liberty Mutual Group, Inc., 4.95%, 5/01/22 (n)	757,000	815,833
ZFS Finance USA Trust V, 6.5% to 5/09/17, FRN to 5/09/67 (n)	1,095,000	1,119,638

		$5,032,371
International Market Quasi-Sovereign - 0.3%
Eksportfinans A.S.A., 5.5%, 5/25/16	$965,000	$983,682

International Market Sovereign - 0.1%
Republic of Iceland, 4.875%, 6/16/16 (n)	$191,000	$195,775
Republic of Iceland, 5.875%, 5/11/22 (n)	113,000	129,122

		$324,897
Internet - 0.3%
Baidu, Inc., 3.25%, 8/06/18	$588,000	$600,348
Baidu, Inc., 3.5%, 11/28/22	367,000	364,035

		$964,383
Machinery & Tools - 0.4%
Atlas Copco AB, 5.6%, 5/22/17 (n)	$1,073,000	$1,132,828

Major Banks - 7.2%
ABN AMRO Bank N.V., 4.25%, 2/02/17 (n)	$913,000	$943,695
Bank of America Corp., 6.5%, 8/01/16	1,305,000	1,358,076
Bank of America Corp., 4.125%, 1/22/24	1,371,000	1,427,683
Barclays Bank PLC, 2.5%, 2/20/19	860,000	873,307
Commonwealth Bank of Australia, 5%, 10/15/19 (n)	760,000	838,535
Credit Suisse Group AG, 6.5%, 8/08/23 (n)	1,160,000	1,270,200
Goldman Sachs Group, Inc., 5.75%, 1/24/22	1,213,000	1,389,986
Goldman Sachs Group, Inc., FRN, 0.999%, 5/22/17	1,000,000	998,896
Goldman Sachs Group, Inc., FRN, 1.336%, 10/23/19	410,000	410,704
ING Bank N.V., 3.75%, 3/07/17 (n)	1,233,000	1,270,742
ING Bank N.V., 5.8%, 9/25/23 (n)	1,344,000	1,477,516
JPMorgan Chase & Co., 2.2%, 10/22/19	1,080,000	1,076,464
JPMorgan Chase & Co., 4.625%, 5/10/21	870,000	947,498
Merrill Lynch & Co., Inc., 6.4%, 8/28/17	400,000	433,310
Morgan Stanley, 7.3%, 5/13/19	250,000	291,560
Morgan Stanley, 5.625%, 9/23/19	420,000	467,959
Morgan Stanley, 3.7%, 10/23/24	1,993,000	2,018,359

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Morgan Stanley, FRN, 1.579%, 2/25/16	$1,400,000	$1,403,716
Royal Bank of Scotland Group PLC, 6%, 12/19/23	1,611,000	1,748,931
Royal Bank of Scotland Group PLC, 7.5% to 8/10/2020, FRN to 12/29/49	1,191,000	1,232,685

		$21,879,822
Medical & Health Technology & Services - 0.5%
Becton, Dickinson and Co., 4.685%, 12/15/44	$793,000	$805,048
Laboratory Corp. of America Holdings, 2.625%, 2/01/20	640,000	638,759

		$1,443,807
Metals & Mining - 1.6%
Barrick Gold Corp., 4.1%, 5/01/23	$1,360,000	$1,263,231
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/18	500,000	457,500
Freeport-McMoRan Copper & Gold, Inc., 3.1%, 3/15/20	810,000	711,828
Glencore Funding LLC, 2.125%, 4/16/18 (n)	660,000	575,850
Glencore Funding LLC, FRN, 1.487%, 5/27/16 (n)	1,170,000	1,142,610
Kinross Gold Corp., 5.95%, 3/15/24	924,000	758,768

		$4,909,787
Midstream - 2.4%
APT Pipelines Ltd., 4.2%, 3/23/25 (n)	$1,162,000	$1,120,878
Energy Transfer Partners LP, 4.05%, 3/15/25	1,449,000	1,274,968
Enterprise Products Partners LP, 6.3%, 9/15/17	870,000	941,457
Kinder Morgan Energy Partners LP, 6.375%, 3/01/41	1,070,000	968,856
ONEOK Partners LP, 3.2%, 9/15/18	510,000	512,002
Spectra Energy Capital LLC, 8%, 10/01/19	679,000	780,459
Sunoco Logistics Partners LP, 4.25%, 4/01/24	437,000	393,617
Williams Cos., Inc., 3.7%, 1/15/23	279,000	227,731
Williams Cos., Inc., 4.55%, 6/24/24	1,305,000	1,092,205

		$7,312,173
Mortgage-Backed - 0.6%
Fannie Mae, 5.5%, 7/01/19 - 11/01/36	$362,991	$392,574
Fannie Mae, 6.5%, 5/01/31	40,062	46,634
Fannie Mae, 6%, 11/01/34 (f)	375,480	428,566
Freddie Mac, 4.224%, 3/25/20	818,658	897,638

		$1,765,412
Natural Gas - Distribution - 0.1%
GNL Quintero S.A., 4.634%, 7/31/29 (n)	$462,000	$459,864

Network & Telecom - 1.6%
AT&T, Inc., 2.45%, 6/30/20	$1,450,000	$1,435,829
Verizon Communications, Inc., 6.1%, 4/15/18	1,000,000	1,100,660

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Network & Telecom - continued
Verizon Communications, Inc., 5.15%, 9/15/23	$1,439,000	$1,603,918
Verizon Communications, Inc., FRN, 1.104%, 6/17/19	610,000	607,555

		$4,747,962
Oil Services - 0.1%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (n)	$477,515	$159,729

Oils - 0.2%
Marathon Petroleum Corp., 3.625%, 9/15/24	$575,000	$559,918

Other Banks & Diversified Financials - 2.3%
Bancolombia S.A., 5.95%, 6/03/21	$398,000	$431,830
BBVA Banco Continental S.A., 5.25% to 9/22/24, FRN to 9/22/29 (n)	24,000	24,000
Citigroup, Inc., 8.5%, 5/22/19	919,000	1,109,507
Discover Bank, 3.1%, 6/04/20	360,000	364,207
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)	645,000	836,888
Intesa Sanpaolo S.p.A., 2.375%, 1/13/17	420,000	422,169
Intesa Sanpaolo S.p.A., 3.875%, 1/16/18	996,000	1,028,062
Intesa Sanpaolo S.p.A., 5.017%, 6/26/24 (n)	1,941,000	1,944,129
Lloyds TSB Bank PLC, 5.8%, 1/13/20 (n)	645,000	731,729

		$6,892,521
Pharmaceuticals - 1.1%
AbbVie, Inc., 3.2%, 11/06/22	$1,370,000	$1,356,366
Actavis Funding SCS, 4.75%, 3/15/45	835,000	798,521
Gilead Sciences, Inc., 3.65%, 3/01/26	1,051,000	1,062,569

		$3,217,456
Pollution Control - 0.3%
Republic Services, Inc., 5.25%, 11/15/21	$730,000	$814,034

Railroad & Shipping - 0.3%
CSX Corp., 4.1%, 3/15/44	$915,000	$847,519

Real Estate - Healthcare - 0.4%
HCP, Inc., REIT, 5.375%, 2/01/21	$806,000	$887,541
Health Care REIT, Inc., 2.25%, 3/15/18	312,000	312,997

		$1,200,538
Real Estate - Office - 0.4%
Boston Properties LP, REIT, 3.7%, 11/15/18	$420,000	$438,729
Vornado Realty LP, REIT, 2.5%, 6/30/19	664,000	660,646

		$1,099,375

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Real Estate - Retail - 0.1%
Kimco Realty Corp., REIT, 6.875%, 10/01/19	$191,000	$221,606

Retailers - 0.5%
Dollar General Corp., 3.25%, 4/15/23	$808,000	$771,852
Dollar General Corp., 4.15%, 11/01/25	799,000	793,758

		$1,565,610
Supermarkets - 0.4%
Kroger Co., 3.85%, 8/01/23	$1,090,000	$1,131,584

Supranational - 0.8%
Banco Latinoamericano de Comercio Exterior S.A., 3.25%, 5/07/20 (n)	$1,000,000	$991,250
Corporacion Andina de Fomento, 4.375%, 6/15/22	1,290,000	1,391,136

		$2,382,386
Telecommunications - Wireless - 0.9%
American Tower Corp., REIT, 4.7%, 3/15/22	$732,000	$768,618
Digicel Group Ltd., 6%, 4/15/21 (n)	316,000	284,400
Millicom International Cellular S.A., 4.75%, 5/22/20 (n)	440,000	387,200
MTS International Funding Ltd., 5%, 5/30/23 (n)	201,000	185,674
SBA Tower Trust, 2.898%, 10/15/44 (n)	1,061,000	1,054,857

		$2,680,749
Tobacco - 1.9%
Altria Group, Inc., 9.25%, 8/06/19	$231,000	$285,047
Imperial Tobacco Finance PLC, 3.75%, 7/21/22 (n)	959,000	970,777
Reynolds American, Inc., 8.125%, 6/23/19 (n)	640,000	756,758
Reynolds American, Inc., 6.75%, 6/15/17	1,040,000	1,120,658
Reynolds American, Inc., 6.875%, 5/01/20 (n)	480,000	555,506
Reynolds American, Inc., 5.85%, 8/15/45	2,000,000	2,218,662

		$5,907,408
U.S. Government Agencies and Equivalents - 0.1%
National Credit Union Administration Guaranteed Note, 2.9%, 10/29/20	$185,792	$186,829

U.S. Treasury Obligations - 3.2%
U.S. Treasury Bonds, 2.5%, 2/15/45	$10,500,000	$9,563,064

Utilities - Electric Power - 2.2%
CMS Energy Corp., 5.05%, 3/15/22	$608,000	$674,607
Dominion Resources, Inc., 3.9%, 10/01/25	840,000	851,481
EDP Finance B.V., 5.25%, 1/14/21 (n)	554,000	580,278

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Enel Finance International S.A., 6.25%, 9/15/17 (n)	$920,000	$993,950
Exelon Generation Co. LLC, 5.2%, 10/01/19	360,000	390,325
Exelon Generation Co. LLC, 4.25%, 6/15/22	814,000	829,459
Oncor Electric Delivery Co., 4.1%, 6/01/22	922,000	965,458
PPL WEM Holdings PLC, 3.9%, 5/01/16 (n)	1,210,000	1,224,064
Waterford 3 Funding Corp., 8.09%, 1/02/17	191,187	191,216

		$6,700,838
Total Bonds (Identified Cost, $162,070,939)		$163,505,628

Underlying Affiliated Funds - 34.2%
MFS High Yield Pooled Portfolio (v) (Identified Cost, $111,244,503)	11,399,937	$103,397,429

Money Market Funds - 0.1%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value (v)	272,052	$272,052
Total Investments (Identified Cost, $273,587,494)		$267,175,109

Other Assets, Less Liabilities - 11.6%		34,967,667
Net Assets - 100.0%		$302,142,776

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $49,842,876, representing 16.5% of net assets.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, no interest income was received in additional securities and/or cash.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.794%, 12/28/40	3/01/06	$364,619	$229,518
Falcon Franchise Loan LLC, FRN, 6.945%, 1/05/23	1/18/02	8,471	28,169
Falcon Franchise Loan LLC, FRN, 36.086%, 1/05/25	1/29/03	6,288	20,363
GE Capital International Funding Co., 2.342%, 11/15/20	10/26/15	838,047	839,402
GE Capital International Funding Co., 3.373%, 11/15/25	10/26/15	378,040	382,134
Hyundai Capital America, 2.4%, 10/30/18	10/23/15	533,936	534,118
Morgan Stanley Capital I, Inc., FRN, 1.405%, 4/28/39	7/20/04	118,014	11,017
Total Restricted Securities			$2,044,721
% of Net assets			0.7%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Derivative Contracts at 10/31/15

Forward Foreign Currency Exchange Contracts at 10/31/15

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	JPMorgan Chase Bank	1,603,546	1/15/16	$1,134,307	$1,139,256	$4,949
SELL	AUD	Westpac Banking Corp.	1,536,219	1/15/16	1,103,559	1,091,423	12,136

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/15 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
BUY	CAD	Goldman Sachs International	1,721,929	1/15/16	$1,307,718	$1,316,366	$8,648
SELL	DKK	Goldman Sachs International	4,090,514	1/15/16	619,209	604,500	14,709
BUY	EUR	Citibank N.A.	9,055,943	1/15/16	9,968,836	9,972,428	3,592
SELL	EUR	Deutsche Bank AG	897,697	1/15/16	1,012,238	988,546	23,692
SELL	EUR	Goldman Sachs International	17,044,977	1/15/16	19,231,967	18,769,974	461,993
SELL	EUR	Morgan Stanley Capital Services	4,884,000	1/15/16	5,394,860	5,378,274	16,586
BUY	GBP	Goldman Sachs International	2,084,577	1/15/16	3,207,943	3,212,754	4,811
BUY	JPY	Goldman Sachs International	391,659,409	1/15/16	3,250,072	3,250,553	481
SELL	JPY	Credit Suisse Group	438,066,079	1/15/16	3,659,716	3,635,703	24,013
SELL	NOK	Goldman Sachs International	5,935,920	1/15/16	713,372	697,820	15,552
SELL	SEK	Goldman Sachs International	5,068,518	1/15/16	616,132	594,407	21,725
SELL	SEK	Morgan Stanley Capital Services	513,000	1/15/16	60,491	60,162	329

							$613,216

Liability Derivatives
SELL	CAD	Merrill Lynch International	1,796,608	1/15/16	$1,370,405	$1,373,455	$(3,050)
BUY	DKK	Deutsche Bank AG	2,329,370	1/15/16	344,237	344,236	(1)
BUY	DKK	Merrill Lynch International	1,776,105	1/15/16	263,996	262,474	(1,522)
BUY	EUR	Deutsche Bank AG	2,757,961	1/15/16	3,050,674	3,037,074	(13,600)
BUY	EUR	Goldman Sachs International	8,943,184	1/15/16	9,899,899	9,848,258	(51,641)
BUY	EUR	Merrill Lynch International	2,085,239	1/15/16	2,309,617	2,296,271	(13,346)
BUY	GBP	Goldman Sachs International	968,533	1/15/16	1,495,823	1,492,705	(3,118)
SELL	GBP	BNP Paribas S.A.	3,049,807	1/15/16	4,640,806	4,700,369	(59,563)
BUY	JPY	Goldman Sachs International	801,213,811	1/15/16	6,654,655	6,649,625	(5,030)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/15 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SELL	JPY	Morgan Stanley Capital Services	755,176,000	1/15/16	$6,262,279	$6,267,537	$(5,258)
BUY	NOK	Goldman Sachs International	5,837,914	1/15/16	686,560	686,299	(261)
BUY	NZD	Goldman Sachs International	1,243,395	1/15/16	837,730	837,396	(334)
SELL	NZD	Westpac Banking Corp.	1,230,222	1/15/16	810,624	828,524	(17,900)
BUY	SEK	Deutsche Bank AG	5,691,602	1/15/16	670,325	667,479	(2,846)

							$(177,470)

Futures Contracts at 10/31/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Long)	USD	85	$13,297,188	December - 2015	$2,356

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	91	$11,619,563	December - 2015	$(54,360)

At October 31, 2015, the fund had liquid securities with an aggregate value of $155,230 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $162,070,939)	$163,505,628
Underlying affiliated funds, at value (identified cost, $111,516,555)	103,669,481
Total investments, at value (identified cost, $273,587,494)	$267,175,109
Cash	11,830
Receivables for
Forward foreign currency exchange contracts	613,216
Investments sold	45,434,913
Fund shares sold	605,059
Interest	1,564,552
Other assets	1
Total assets	$315,404,680
Liabilities
Payables for
Distributions	$88,304
Forward foreign currency exchange contracts	177,470
Daily variation margin on open futures contracts	4,752
Investments purchased	12,198,194
Fund shares reacquired	514,966
Payable to affiliates
Investment adviser	10,305
Shareholder servicing costs	139,839
Distribution and service fees	10,343
Payable for independent Trustees’ compensation	7,134
Accrued expenses and other liabilities	110,597
Total liabilities	$13,261,904
Net assets	$302,142,776
Net assets consist of
Paid-in capital	$317,847,148
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(5,965,136)
Accumulated net realized gain (loss) on investments and foreign currency	(8,336,675)
Accumulated distributions in excess of net investment income	(1,402,561)
Net assets	$302,142,776
Shares of beneficial interest outstanding	47,253,512

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$215,070,432	33,565,512	$6.41
Class B	28,419,990	4,465,554	6.36
Class C	43,826,068	6,906,876	6.35
Class I	14,826,286	2,315,570	6.40

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.69 [100 / 95.75 x $6.41]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$7,435,758
Dividends from underlying affiliated funds	6,942,054
Foreign taxes withheld	(124)
Total investment income	$14,377,688
Expenses
Management fee	$2,077,370
Distribution and service fees	1,367,378
Shareholder servicing costs	463,095
Administrative services fee	60,311
Independent Trustees’ compensation	10,044
Custodian fee	65,608
Shareholder communications	47,170
Audit and tax fees	64,620
Legal fees	3,832
Miscellaneous	97,426
Total expenses	$4,256,854
Fees paid indirectly	(23)
Reduction of expenses by investment adviser and distributor	(342,472)
Net expenses	$3,914,359
Net investment income	$10,463,329
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(1,955,593)
Underlying affiliated funds	413,330
Capital gain distributions from underlying affiliated funds	778,920
Futures contracts	(915,885)
Foreign currency	2,016,914
Net realized gain (loss) on investments and foreign currency	$337,686
Change in unrealized appreciation (depreciation)
Investments	$(14,352,269)
Futures contracts	106,508
Translation of assets and liabilities in foreign currencies	407,582
Net unrealized gain (loss) on investments and foreign currency translation	$(13,838,179)
Net realized and unrealized gain (loss) on investments and foreign currency	$(13,500,493)
Change in net assets from operations	$(3,037,164)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2015	2014
Change in net assets
From operations
Net investment income	$10,463,329	$11,924,774
Net realized gain (loss) on investments and foreign currency	337,686	3,249,356
Net unrealized gain (loss) on investments and foreign currency translation	(13,838,179)	(3,629,921)
Change in net assets from operations	$(3,037,164)	$11,544,209
Distributions declared to shareholders
From net investment income	$(11,453,493)	$(13,219,017)
From tax return of capital	(294,024)	—
Total distributions declared to shareholders	$(11,747,517)	$(13,219,017)
Change in net assets from fund share transactions	$(16,407,848)	$17,117,234
Total change in net assets	$(31,192,529)	$15,442,426
Net assets
At beginning of period	333,335,305	317,892,879
At end of period (including accumulated distributions in excess of net investment income of $1,402,561 and undistributed net investment income of $648,876, respectively)	$302,142,776	$333,335,305

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.71	$6.74	$6.92	$6.60	$6.72
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.26	$0.27	$0.29	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	(0.00)	(0.15)	0.35	(0.10)
Total from investment operations	$(0.05)	$0.26	$0.12	$0.64	$0.21
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.29)	$(0.30)	$(0.32)	$(0.33)
From tax return of capital	(0.01)	—	—	—	—
Total distributions declared to shareholders	$(0.25)	$(0.29)	$(0.30)	$(0.32)	$(0.33)
Net asset value, end of period (x)	$6.41	$6.71	$6.74	$6.92	$6.60
Total return (%) (r)(s)(t)(x)	(0.72)	3.88	1.85	9.98	3.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15 (h)	1.14 (h)	1.15 (h)	1.18	1.16
Expenses after expense reductions (f)	1.05 (h)	1.05 (h)	1.05 (h)	1.05	1.05
Net investment income	3.44	3.84	3.95	4.38	4.62
Portfolio turnover	29	22	34	42	38
Net assets at end of period (000 omitted)	$215,070	$229,895	$218,674	$222,166	$203,155

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$6.66	$6.69		$6.86	$6.54	$6.66
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.21		$0.22	$0.24	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	(0.00	)(w)	(0.14)	0.35	(0.10)
Total from investment operations	$(0.10)	$0.21		$0.08	$0.59	$0.16
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.24)		$(0.25)	$(0.27)	$(0.28)
From tax return of capital	(0.01)	—		—	—	—
Total distributions declared to shareholders	$(0.20)	$(0.24)		$(0.25)	$(0.27)	$(0.28)
Net asset value, end of period (x)	$6.36	$6.66		$6.69	$6.86	$6.54
Total return (%) (r)(s)(t)(x)	(1.50)	3.10		1.22	9.22	2.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91 (h)	1.89	(h)	1.91 (h)	1.94	1.92
Expenses after expense reductions (f)	1.80 (h)	1.80	(h)	1.80 (h)	1.80	1.80
Net investment income	2.73	3.13		3.24	3.66	3.92
Portfolio turnover	29	22		34	42	38
Net assets at end of period (000 omitted)	$28,420	$35,650		$37,673	$39,238	$34,112

Class C	Years ended 10/31
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$6.64	$6.67		$6.84	$6.52	$6.64
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.21		$0.22	$0.24	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(0.27)	(0.01)		(0.14)	0.35	(0.10)
Total from investment operations	$(0.09)	$0.20		$0.08	$0.59	$0.16
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.23)		$(0.25)	$(0.27)	$(0.28)
From tax return of capital	(0.01)	—		—	—	—
Total distributions declared to shareholders	$(0.20)	$(0.23)		$(0.25)	$(0.27)	$(0.28)
Net asset value, end of period (x)	$6.35	$6.64		$6.67	$6.84	$6.52
Total return (%) (r)(s)(t)(x)	(1.36)	3.10		1.21	9.23	2.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91 (h)	1.89	(h)	1.91 (h)	1.94	1.92
Expenses after expense reductions (f)	1.80 (h)	1.80	(h)	1.80 (h)	1.80	1.80
Net investment income	2.74	3.14		3.26	3.68	3.94
Portfolio turnover	29	22		34	42	38
Net assets at end of period (000 omitted)	$43,826	$51,719		$49,910	$54,671	$46,531

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$6.71	$6.74	$6.91	$6.59	$6.72
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.28	$0.29	$0.31	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	(0.01)	(0.14)	0.35	(0.10)
Total from investment operations	$(0.04)	$0.27	$0.15	$0.66	$0.22
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.30)	$(0.32)	$(0.34)	$(0.35)
From tax return of capital	(0.01)	—	—	—	—
Total distributions declared to shareholders	$(0.27)	$(0.30)	$(0.32)	$(0.34)	$(0.35)
Net asset value, end of period (x)	$6.40	$6.71	$6.74	$6.91	$6.59
Total return (%) (r)(s)(x)	(0.63)	4.14	2.25	10.27	3.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90 (h)	0.89 (h)	0.90 (h)	0.93	0.91
Expenses after expense reductions (f)	0.80 (h)	0.80 (h)	0.80 (h)	0.80	0.80
Net investment income	3.68	4.07	4.21	4.61	4.83
Portfolio turnover	29	22	34	42	38
Net assets at end of period (000 omitted)	$14,826	$16,072	$11,636	$11,387	$8,309

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Strategic Income Fund (the fund) is a diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet

Notes to Financial Statements – continued

offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services

Notes to Financial Statements – continued

or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$9,749,893	$—	$9,749,893
Non-U.S. Sovereign Debt	—	11,693,868	—	11,693,868
U.S. Corporate Bonds	—	92,720,382	—	92,720,382
Residential Mortgage-Backed Securities	—	1,765,411	—	1,765,411
Commercial Mortgage-Backed Securities	—	3,235,074	—	3,235,074
Asset-Backed Securities (including CDOs)	—	1,574,573	—	1,574,573
Foreign Bonds	—	42,766,427	—	42,766,427
Mutual Funds	103,669,481	—	—	103,669,481
Total Investments	$103,669,481	$163,505,628	$—	$267,175,109

Other Financial Instruments
Futures Contracts	$(52,004)	$—	$—	$(52,004)
Forward Foreign Currency Exchange Contracts	—	435,746	—	435,746

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates

Notes to Financial Statements – continued

prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$2,356	$(54,360)
Foreign Exchange	Forward Foreign Currency Exchange	613,216	(177,470)
Total		$615,572	$(231,830)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$(915,885)	$—
Foreign Exchange	—	2,104,287
Total	$(915,885)	$2,104,287

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$106,508	$—
Foreign Exchange	—	324,193
Total	$106,508	$324,193

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the

Notes to Financial Statements – continued

value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the

Notes to Financial Statements – continued

performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net

Notes to Financial Statements – continued

investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/15	10/31/14
Ordinary income (including any short-term capital gains) (a)	$11,453,493	$13,219,017
Tax return of capital (b)	294,024	—
Total distributions	$11,747,517	$13,219,017

(a)  Included in the fund’s distributions from ordinary income for the year ended October 31, 2015 is $1,217,910 in excess of investment company taxable income, which in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.

(b)  Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/15
Cost of investments	$275,258,869
Gross appreciation	4,795,109
Gross depreciation	(12,878,869)
Net unrealized appreciation (depreciation)	$(8,083,760)
Capital loss carryforwards	(6,714,755)
Other temporary differences	(905,857)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after October 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

10/31/17	$(6,714,755)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of

Notes to Financial Statements – continued

settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 10/31/15	Year ended 10/31/14	Year ended 10/31/15	Year ended 10/31/14
Class A	$8,401,771	$9,543,430	$215,684	$—
Class B	980,535	1,296,714	25,171	—
Class C	1,464,657	1,784,818	37,599	—
Class I	606,530	594,055	15,570	—
Total	$11,453,493	$13,219,017	$294,024	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets. This written agreement will terminate on February 25, 2016. For the year ended October 31, 2015, this management fee reduction amounted to $159,802, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2015, this management fee reduction amounted to $21,533, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2015 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets. Effective February 26, 2016, the management fee will be computed daily and paid monthly at an annual rate of 0.60% of average daily net assets up to $1 billion, 0.55% of average daily net assets in excess of $1 billion up to $2.5 billion, and 0.50% of average daily net assets in excess of $2.5 billion.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I
1.05%	1.80%	1.80%	0.80%

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2017. For the year ended October 31, 2015, this reduction amounted to $150,792, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $38,504 for the year ended October 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$558,961
Class B	0.75%	0.25%	1.00%	1.00%	324,144
Class C	0.75%	0.25%	1.00%	1.00%	484,273
Total Distribution and Service Fees					$1,367,378

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2015, this rebate amounted to $10,264, $40, and $41 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2015, were as follows:

Amount
Class A	$801
Class B	78,443
Class C	7,516

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as

Notes to Financial Statements – continued

determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2015, the fee was $114,774, which equated to 0.0359% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $348,321.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2015 was equivalent to an annual effective rate of 0.0189% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $464 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $7,111 at October 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2015, the fee paid by the fund under this agreement was $1,287 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The High Yield Pooled Portfolio is designed to be used by MFS funds to invest in a particular security type rather than invest in the security type directly. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. The High Yield Pooled Portfolio does not pay a management fee to MFS or distribution and/or service fee to MFD.

(4) Portfolio Securities

For the year ended October 31, 2015, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$9,564,476	$268,121
Investments (non-U.S. Government securities)	$80,997,574	$135,335,384

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/15		Year ended 10/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,676,005	$30,739,957	6,899,750	$46,672,806
Class B	397,620	2,598,487	876,474	5,889,795
Class C	996,375	6,488,155	1,754,172	11,734,292
Class I	1,268,979	8,359,337	1,157,363	7,830,724
	7,338,979	$48,185,936	10,687,759	$72,127,617

Shares issued to shareholders in reinvestment of distributions
Class A	1,235,228	$8,097,198	1,297,653	$8,774,495
Class B	131,394	855,972	165,286	1,109,409
Class C	202,325	1,313,528	225,387	1,508,125
Class I	72,112	473,061	76,429	516,695
	1,641,059	$10,739,759	1,764,755	$11,908,724

Shares reacquired
Class A	(6,605,764)	$(43,303,456)	(6,368,007)	$(43,063,848)
Class B	(1,414,327)	(9,195,862)	(1,320,110)	(8,857,239)
Class C	(2,078,597)	(13,471,619)	(1,674,518)	(11,191,094)
Class I	(1,421,789)	(9,362,606)	(563,886)	(3,806,926)
	(11,520,477)	$(75,333,543)	(9,926,521)	$(66,919,107)

Notes to Financial Statements – continued

	Year ended 10/31/15		Year ended 10/31/14
	Shares	Amount	Shares	Amount
Net change
Class A	(694,531)	$(4,466,301)	1,829,396	$12,383,453
Class B	(885,313)	(5,741,403)	(278,350)	(1,858,035)
Class C	(879,897)	(5,669,936)	305,041	2,051,323
Class I	(80,698)	(530,208)	669,906	4,540,493
	(2,540,439)	$(16,407,848)	2,525,993	$17,117,234

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2015, the fund’s commitment fee and interest expense were $1,074 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio	11,538,893	1,141,800	(1,280,756)	11,399,937
MFS Institutional Money Market Portfolio	6,767,719	63,544,811	(70,040,478)	272,052

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$413,330	$778,920	$6,936,532	$103,397,429
MFS Institutional Money Market Portfolio	—	—	5,522	272,052
Total	$413,330	$778,920	$6,942,054	$103,669,481

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation

Notes to Financial Statements – continued

Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $570,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; and whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability. The fund will incur legal expenses associated with the defense of this action and in related claims against third parties.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VIII and Shareholders of MFS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Fund (the Fund) (one of the series constituting MFS Series Trust VIII), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Fund (one of the series constituting MFS Series Trust VIII) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 15, 2015

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
William Adams Ward Brown James Calmas David Cole Joshua Marston Robert Persons Matthew Ryan Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee, and that MFS currently observes an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee

Board Review of Investment Advisory Agreement – continued

reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the advisory fee waiver and the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2015 and 2014, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2015	2014
Fees billed by Deloitte:
MFS Global Growth Fund	57,567	56,618

	Audit Fees
	2015	2014
Fees billed by E&Y:
MFS Strategic Income Fund	53,494	52,614

For the fiscal years ended October 31, 2015 and 2014, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS Global Growth Fund	0	5,000	6,092	5,990	422	1,658

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global Growth Fund *	628,289	1,671,337	0	0	5,000	0

	Aggregate Fees for Non-audit Services
	2015	2014
Fees Billed by Deloitte:
To MFS Global Growth Fund, MFS and MFS Related Entities#	639,803	1,687,323

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2015	2014	2015	2014	2015	2014
Fees billed by E&Y:
To MFS Strategic Income Fund	0	3,750	9,984	9,821	1,016	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2015	2014	2015	2014	2015	2014
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Strategic Income Fund *	920,675	0	0	0	99,446	0

	Aggregate Fees for Non-audit Services
	2015	2014
Fees Billed by E&Y:
To Strategic Income Fund, MFS and MFS Related Entities#	1,282,121	88,571

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Rent) MFS SERIES TRUST VIII

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: December 15, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: December 15, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 15, 2015

*	Print name and title of each signing officer under his or her signature.